Exhibit 10(e)

                         AMENDMENT TO STANDARD SUBLEASE

         THIS AMENDMENT TO STANDARD SUBLEASE (the "Amendment"), is entered into as of March __, 2004, by and between BRADCO INTERNATIONAL, LTD., a California corporation ("Sublessee") and SPARKS EXHIBITS & ENVIRONMENTS, LTD., a California corporation ("Sublessor"), with reference to the following facts:

         A. Sublessor and Sublessee are all of the parties to that certain Sublessee Agreement dated as of March 22, 2002 (the "Sublease"), wherein Sublessor subleased to Sublessee approximately 25,000 square feet of real property ("Premises") located at 2025 Gillespie Way, El Cajon, California, having located thereon a single industrial building (the "Building") containing approximately 150,159 square feet of space .

         B. Subsequent to execution of the Sublease, Sublessee's business requirements changed and Sublessee requested that Sublessor assist Sublessee in terminating the Sublease.

         C. Sublessor and its landlord ("Landlord") have negotiated a Fourth Amendment to Lease ("Option"), in the form attached hereto as Exhibit A, granting Sublessor an option to terminate its Lease for the portion of the Building constituting the Premises.

         D. Sublessor and Sublessee desire to memorialize in writing the terms and conditions upon which Sublessor and Sublessee will mutually cooperate and undertake to exercise the Option and pay for the Option termination fee as provided in the Fourth Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings contained in this Amendment and the exchange of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless defined in this Amendment, or except as otherwise expressly provided in this Amendment, capitalized terms utilized in this Amendment shall have the meanings ascribed to such terms in the Sublease, or the Option, as applicable.

2. Acknowledgement. Sublessee hereby acknowledges receipt of the Option.

         3. Sublessee's Contribution; Undertakings Regarding Option. The Option requires that Sublessor pay Landlord the sum of $100,000 ("Payment"), in accordance with the terms and conditions of the Option. Sublessee hereby directs Sublessor to exercise the Option and Sublessee agrees to pay the sum of $100,000 to Sublessor in a timely manner to allow Sublessor to make the Payment to the Landlord. Sublessee agrees to physically vacate the Premises no later than April 30, 2004 and to leave the Premises in broom clean condition and as otherwise required by the Sublease.

         4. Agreement to Terminate Sublease; Effectiveness. Sublessor agrees with Sublessee that, (i) upon payment in full by Sublessee of the sum of $100,000 in accordance with the provisions of Section 3 of this Amendment, (ii) actual vacancy of the Premises by Sublessee no later than April 30, 2004, (iii) compliance, in full, with all other terms and conditions set forth in this Amendment, and (iv) fulfillment by Sublessor and Landlord of all of the terms and conditions of the Option, (as to which Sublessor agrees to use its best efforts (A) to fulfill Sublessor's obligations, and (B) to cause Landlord to fulfill Landlord's obligations) the Sublessee shall, with no further action of the parties, be terminated effective April 30, 2004. Sublessor and Sublessee shall execute a written instrument in the form of Exhibit B, acknowledging termination of the Sublease in accordance with the provisions set forth above in this Section 4. Notwithstanding such termination, Sublessee shall remain liable for payment of all rent and performance of all other obligations under the Sublease for the period through April 30, 2004.

         5. Amendment; Confirmation; Interpretation. To the extent, but only to the extent, necessary to give effect to this Amendment, the Sublessee is deemed amended and modified. Except to the limited extent amended and modified hereby, the Sublease is ratified and confirmed in all respects and remains extant and in full force and effect.

         6. No Agency. Sublessor and Sublessee hereby acknowledge and agree that there is no agency relationship between Sublessor and Sublessee, either created by this Amendment or otherwise.

         7. Indemnification.

                  7.1 By Sublessee. Sublessee hereby agrees to indemnify and hold Sublessor, and the property and assets of Sublessor, harmless, from and against any and all liabilities, damages, losses, costs, expenses, attorneys' fees and claims arising out of, resulting from or related to any breach or default by Sublessee in the payment or performance of any of Sublessee's agreements, promises, undertakings, obligations, responsibilities and/or liabilities under and by reason of this Amendment, including specifically but not by way of limitation, Sublessee's failure to vacate the Premises or to make the Payment and/or otherwise to affect adversely Sublessor's efforts to perform its responsibilities and obligations respecting the Option.

                  7.2 By Sublessor. Sublessor hereby agrees to indemnify and hold Sublessee, and the property and assets of Sublessee, harmless, from and against any and all liabilities, damages, losses, costs, expenses, attorneys' fees and claims arising out of, resulting from or related to any breach or default by Sublessor in the payment or performance of Sublessor's agreements, promises, undertakings, obligations, responsibilities and/or liabilities under and by reason of this Amendment.

         8. General Provisions.

                  8.1 Further Assurances. Each party hereto agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to effectuate the provisions of this Amendment.

                  8.2 Counterparts; Fax Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall have the same force and effect as original signatures.

                  8.3 Severability. If any provisions, or portions thereof, of this Amendment or the application thereof are held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Amendment shall not be affected thereby and to this end only the provisions of this Amendment are declared severable.

                  8.4 Successors and Assigns. Subject to the provisions of
Section 8.10 of this Amendment, all terms of this Amendment shall be binding on and shall inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  8.5 Governing Law; Venue. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California and is to be performed in San Diego County, California and any action or other proceeding brought to enforce or interpret this Amendment shall be brought in San Diego County, California.

                  8.6 Waiver. No waiver of any of the provisions of this Amendment shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waive. No failure to enforce any right or provision hereunder shall preclude or affect the later enforcement of such right or provision. No waiver shall be binding unless executed by the party making the waiver.

                  8.7 Time. Time is of the essence with respect to the performance by each party of its rights and obligations hereunder.

                  8.8 Attorneys' Fees. In the event any attorney is employed by either party to this Amendment with regard to any legal action, arbitration or other proceeding brought by either party for the enforcement or interpretation of this Amendment, or because of any alleged dispute, breach, default, or misrepresentation involving any provisions of this Amendment, the party prevailing in any such proceeding shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

                  8.9 No Joint Venture. The parties hereto are independent of one another and no joint venture, partnership or other collaborative venture is intended or implied by the provisions of this Amendment.

                  8.10 Assignment. Neither party may assign this Amendment nor any of its respective rights, liabilities and obligations under this Amendment without the prior written consent of the other party, which may be given or withheld in such party's sole and unreviewable discretion.

                  8.11 Entire Agreement. This Amendment, together with the Sublease as amended, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Amendment and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto. There are no representations, warranties, agreements or understandings, express or implied, written or oral between the parties hereto relating to the subject matter of this Amendment which are not fully expressed herein and/or in the Sublease.

                  8.12 Amendment. No supplement, amendment, modification, discharge or change of this Amendment shall be binding unless executed in writing by all of the parties.

                  8.13 Authority. If a party to this Amendment is a corporation or other entity which is not a natural person, each individual executing this Amendment on behalf of said corporation or other entity represents and warrants that he is duly authorized to execute and deliver this Amendment on behalf of said corporation or other entity in accordance with a duly adopted resolution of the board of directors of such corporation or the governing authority of such other entity or in accordance with the bylaws of such corporation or governing instrument(s) of such other entity, and that this Amendment is binding upon such corporation or other entity in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

Sublessee:                          Sublessor:

BRADCO INTERNATIONAL, LTD           SPARKS EXHIBITS & ENVIRONMENTS, LTD.
a California corporation            a California corporation

By:   ____________________________  By:________________________________
      [Signature]                      [Signature]

      ____________________________     ________________________________
      [Print Name and Title]           [Print Name and Title]

                                    EXHIBIT A

                                     OPTION

                                    EXHIBIT B

                   SECOND AMENDMENT AND TERMINATIN OF SUBLEASE

         THIS SECOND AMENDMENT TO STANDARD SUBLEASE (the "Amendment"), is entered into as of _________, 2004, by and between BRADCO INTERNATIONAL, LTD., a California corporation ("Sublessee") and SPARKS EXHIBITS & ENVIRONMENTS, LTD., a California corporation ("Sublessor"), with reference to the following facts:

         A. Sublessor and Sublessee are all of the parties to that certain Sublessee Agreement dated as of March 22, 2002 (the "Sublease"), wherein Sublessor subleased to Sublessee approximately 25,000 square feet of real property ("Premises") located at 2025 Gillespie Way, El Cajon, California, having located thereon a single industrial building (the "Building") containing approximately 150,159 square feet of space .

         B. Sublessee and Sublessor have previously entered into that certain Amendment to Standard Sublease dated as of March __, 2004 (the "First Amendment"), whereby Landlord and Tenant have agreed to mutually cooperate and undertake to perform certain obligations with respect to the Premises.


         NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings contained in this Second Amendment and the exchange of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


         1. Mutual Partial Termination of the Lease; Effective Date. Pursuant to, and in accordance with, Section 4 of the First Amendment ("Section 4"), Landlord and Tenant hereby agree and acknowledge that effective as of _______, 2004 (the "Effective Date"), the Sublease is terminated. Notwithstanding termination of the Sublease as of the Effective Date, the last sentence of
Section 4 of the First Amendment shall remain in full force and affect.


         2. General Provisions.

                  2.1 Further Assurances. Each party hereto agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to effectuate the provisions of this Second Amendment.

                  2.2 Counterparts; Fax Signatures. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall have the same force and effect as original signatures.

                  2.3 Severability. If any provisions, or portions thereof, of this Second Amendment or the application thereof are held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Second Amendment shall not be affected thereby and to this end only the provisions of this Second Amendment are declared severable.

                  2.4 Successors and Assigns. Subject to the provisions of
Section 5.10 of this Second Amendment, all terms of this Second Amendment shall be binding on and shall inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  2.5 Governing Law; Venue. This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California and is to be performed in San Diego County, California and any action or other proceeding brought to enforce or interpret this Second Amendment shall be brought in San Diego County, California.

                  2.6 Waiver. No waiver of any of the provisions of this Second Amendment shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No failure to enforce any right or provision hereunder shall preclude or affect the later enforcement of such right or provision. No waiver shall be binding unless executed by the party making the waiver.

                  2.7 Time. Time is of the essence with respect to the performance by each party of its rights and obligations hereunder.

                  2.8 Attorneys' Fees. In the event any attorney is employed by either party to this Second Amendment with regard to any legal action, arbitration or other proceeding brought by either party for the enforcement or interpretation of this Second Amendment, or because of any alleged dispute, breach, default, or misrepresentation involving any provisions of this Second Amendment, the party prevailing in any such proceeding shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

                  2.9 No Joint Venture. The parties hereto are independent of one another and no joint venture, partnership or other collaborative venture is intended or implied by the provisions of this Second Amendment.

                  2.10 Assignment. Neither party may assign this Second Amendment nor any of its respective rights, liabilities and obligations under this Second Amendment without the prior written consent of the other party, which may be given or withheld in such party's sole and unreviewable discretion.

                  2.11 Entire Agreement. This Second Amendment, together with the First Amendment and the Sublease, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Second Amendment and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto. There are no representations, warranties, agreements or understandings, express or implied, written or oral between the parties hereto relating to the subject matter of this Second Amendment which are not fully expressed herein, in the First Amendment and/or the Lease.

                  2.12 Amendment. No supplement, amendment, modification, discharge or change of this Second Amendment shall be binding unless executed in writing by all of the parties.

                  2.13 Authority. If a party to this Second Amendment is a corporation or other entity which is not a natural person, each individual executing this Second Amendment on behalf of said corporation or other entity represents and warrants that he is duly authorized to execute and deliver this Second Amendment on behalf of said corporation or other entity in accordance with a duly adopted resolution of the board of directors of such corporation or the governing authority of such other entity or in accordance with the bylaws of such corporation or governing instrument(s) of such other entity, and that this Second Amendment is binding upon such corporation or other entity in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

         Landlord:                                            Tenant:

BRADCO INTERNATIONAL, LTD.          SPARKS EXHIBITS & ENVIRONMENTS, LTD.,
a California corporation             a California corporation

By:____________________________      By:      ________________________
   [Signature]                                [Signature]

   ____________________________                ________________________
    [Print Name and Title]                      [Print Name and Title]